                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 2003


                           INFORMATION RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         0-11428                                           36-2947987
 (Commission File Number)                   (I.R.S. Employer Identification No.)


             150 North Clinton Street, Chicago, Illinois 60661-1416
               (Address of principal executive offices) (Zip Code)

   Registrant's telephone number, including area code:     (312) 726-1221

ITEM 5.  OTHER EVENTS.

On May 21, 2003, Information Resources, Inc. (the "Company") issued a press release announcing that a U.S. District Court Judge set a trial date of September 20, 2004 in the Company's antitrust lawsuit against A.C. Nielsen Co., The Dun & Bradstreet Corp., and IMS International, Inc. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INFORMATION RESOURCES, INC.

                                            By:    /s/ MONICA M. WEED
                                               ---------------------------------
                                                   Monica M. Weed

                                            Title: General Counsel and
                                                   Corporate Secretary
                                                  ------------------------------


Date: May 23, 2003

                                    EXHIBITS

Exhibit No.                      Description
-----------                      -----------

99.1                             Press Release of Information Resources, Inc.
                                 dated May 21, 2003